Exhibit 10

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made and entered into as of December 19, 2005, by and between VORNADO REALTY TRUST, a Maryland real estate investment trust (the “Company”), and the persons identified on Schedule A hereto (each a “Holder” and collectively, together with their respective assigns permitted under Section 6.3 hereof, the “Holders”).

WHEREAS, the Company, Vornado Realty L.P., a Delaware limited partnership (the “Operating Partnership”), the VNO Transaction Sub, and Robert H. Smith and Robert P. Kogod are parties to the Contribution Agreement, dated as of May 12, 2005, as amended, pursuant to which, among other matters, the Holders will contribute all of their member, general partner and limited partner interests in the Subject Entities (as defined in the Contribution Agreement) to the VNO Transaction Sub in exchange for the issuance by the Operating Partnership of certain Class A Units (such units, the “Units”) to the Holders (the “Transaction”) as set forth opposite their names on Schedule A hereto;

WHEREAS, pursuant to the terms of Section 8.6 and the other related provisions of the Second Amended and Restated Agreement of Limited Partnership of the Partnership (such agreement, as amended from time to time, the “Partnership Agreement”), commencing on (or shortly after) the first anniversary of the date of issuance, and subject to the various conditions contained in the Partnership Agreement and other instruments being delivered in connection with the Transaction, the Holders will be entitled to redeem their Units for cash or, at the Company’s election, common shares of beneficial interest, par value $0.04 per share, of the Company (“Common Shares”):

WHEREAS, the Company has agreed to grant to the Holders the Registration Rights (as defined in Section 1 hereof);

WHEREAS, capitalized terms not otherwise defined herein shall have the meanings set forth in the Contribution Agreement; and

NOW, THEREFORE, the parties hereto, in consideration of the foregoing, and the mutual covenants and agreements hereinafter set forth, hereby agree as follows:

1.               REGISTRATION RIGHTS

Subject to the various terms and conditions of the Partnership Agreement and the limitations upon Holders’ redemption of the Units set forth in other instruments being delivered in connection with the Transaction, if any Holder receives Common Shares upon redemption of the Units held by such Holder (“Redemption Shares”), then, unless the Redemption Shares are issued to the Holder pursuant to an Issuer Registration Statement as provided in Section 2 below, each Holder shall be entitled to offer the Redemption Shares for sale pursuant to a shelf registration statement, subject to the terms and conditions set forth in Section 3 hereof (the “Registration Rights”).

2.               ISSUER REGISTRATION STATEMENT

Anything contained herein to the contrary notwithstanding, in the event that the Redemption Shares are issued by the Company to a Holder and included at the time of issuance in an effective registration statement (an “Issuer Registration Statement”) filed with the Securities and Exchange Commission (the “Commission”), the Company shall be deemed to have satisfied all of its registration obligations under this Agreement in respect of such Redemption Shares.

3.               DEMAND REGISTRATION RIGHTS

3.1      (a)      Registration Procedure. Unless such Redemption Shares are included at the time of issuance in an Issuer Registration Statement as provided in Section 2 above, then subject to Sections 3.1 (c) and 3.2 hereof, if any Holder desires to exercise its Registration Rights with respect to the Redemption Shares, the Holder shall deliver to the Company a written notice (a “Registration Notice”) informing the Company of such exercise and specifying the number of shares to be offered by such Holder (such shares to be offered being referred to herein as the “Registrable Securities”). Such notice may be given at any time on or after the date a notice of redemption is delivered by the Holder to the Partnership pursuant to the Partnership Agreement, but must be given at least sixty (60) days prior to the date on which the Holder desires to consummate of the sale of Registrable Securities. Upon receipt of the Registration Notice, the Company, if it has not already caused the Registrable Securities to be included as part of an existing shelf registration statement and related prospectus that the Company then has on file with, and has been declared effective by, the Commission (the “Shelf Registration Statement”) (in which event the Company shall be deemed to have satisfied its registration obligation under this Section 3), will cause to be filed with the Commission as soon as reasonably practicable after receiving the Registration Notice a new registration statement and related prospectus (a “New Registration Statement”) that complies as to form in all material respects with applicable Commission rules providing for the sale by such Holder of the Registrable Securities, and agrees (subject to Section 3.2 hereof) to use commercially reasonable efforts to cause such New Registration Statement to be declared effective by the Commission as soon as practicable. (As used herein, “Registration Statement” and “Prospectus” refer to the Shelf Registration Statement and related prospectus (including any preliminary prospectus) or the New Registration Statement and related prospectus (including any preliminary prospectus), whichever is utilized by the Company to satisfy Holder’s Registration Rights pursuant to this Section 3, including in each case any documents incorporated therein by reference).

Subject to Section 3.2 hereof, the Company agrees to use commercially reasonable efforts to keep the Registration Statement effective (including the preparation and filing of any amendments and supplements necessary for that purpose) until the earlier of (i) the forty-sixth (46th) day following commencement of the offering contemplated therein (provided, that the forty-five (45) day period will be extended one day for each day that the Company suspends the offering pursuant to its rights in Section 3.2 hereof) or, if sooner, the date on which Holder consummates the sale of all of the Registrable Securities registered under the Registration Statement and (ii) the date on which all of the Registrable Securities are eligible for sale pursuant to Rule 144(k) (or any successor provision) or in a single transaction pursuant to Rule 144(e) (or any successor provision) under the Securities Act of 1933, as amended (the “Act”). The Company agrees to provide each exercising Holder a reasonable number of copies of the final Prospectus and any amendments or supplements thereto. Notwithstanding the foregoing, the Company may at any time, in its sole discretion and prior to receiving any Registration Notice from any Holder, include all of any Holder’s Redemption Shares or any portion thereof in any Registration Statement (in which event the Company shall be deemed to have satisfied its registration obligation under this Section 3.1(a)).

In connection with any Registration Statement utilized by the Company to satisfy the Registration Rights pursuant to this Section 3, each Holder agrees to cooperate with the Company in connection with the preparation of the Registration Statement, and each Holder agrees that it will (i) respond within five (5) Business Days to any written request by the Company to provide or verify information regarding Holder or Holder’s Registrable Securities (including the proposed manner of sale) that may be required to be included in such Registration Statement pursuant to the rules and regulations of the Commission, and (ii) provide in a timely manner information regarding the proposed distribution by such Holder of the Registrable Securities and such other information as may be requested by the Company from time to time in connection with the preparation of and for inclusion in the Registration Statement and related Prospectus. As used in this Agreement, a “Business Day” is any Monday, Tuesday, Wednesday, Thursday or Friday other than a day on which banks and other financial institutions are authorized or required to be closed for business in the State of New York or Maryland.

(b)           Offers and Sales. All offers and sales by a Holder under the Registration Statement referred to in this Section 3 shall be completed within the period during which the Registration Statement is required to remain effective pursuant to Section 3.1(a) above, and upon expiration of such period no Holder will offer or sell any Registrable Securities under the Registration Statement. If directed by the Company, each Holder will return all undistributed copies of the Prospectus in its possession upon the expiration of such period.

(c)           Limitations on Registration Rights. Each exercise of a Registration Right shall be with respect to a minimum of the lesser of (i) Fifty Thousand (50,000) Redemption Shares and (ii) the total number of Redemption Shares held by the exercising Holder at such time plus the number of Redemption Shares that may be issued upon redemption of Units by the exercising Holder. The right of any Holder to deliver a Registration Notice commences upon the first date the Holder is permitted to redeem Units pursuant to the Partnership Agreement and other instruments being delivered in connection with the Transaction. The right of any Holder to deliver a Registration Notice shall expire on the date on which all of the Redemption Shares held by the Holder or issuable upon redemption of Units held by the Holder are eligible for sale pursuant to Rule 144(k) (or any successor provision) or in a single transaction pursuant to Rule 144(e) (or any successor provision) under the Act.

3.2           Suspension of Offering. Upon any notice by the Company, either before or after a Holder has delivered a Registration Notice, that a negotiation or consummation of a transaction by the Company or any of its affiliates is pending or an event has occurred, which negotiation, consummation or event would require additional disclosure by the Company in the Registration Statement of material information which the Company has a bona fide business purpose for keeping confidential and the nondisclosure of which in the Registration Statement might cause the Registration Statement to fail to comply with applicable disclosure requirements (a “Materiality Notice”), each Holder agrees that it will immediately discontinue offers and sales of the Registrable Securities under the Registration Statement until the Holder receives copies of a supplemental or amended Prospectus that corrects the misstatement(s) or omission(s) referred to above and receives notice that any post-effective amendment has become effective; provided, that the Company may delay, suspend or withdraw the Registration Statement for such reason for no more than ninety (90) days after delivery of the Materiality Notice at any one time. If so directed by the Company, Holder will deliver to the Company all copies of the Prospectus covering the Registrable Securities current at the time of receipt of any Materiality Notice.

3.3           Qualification. The Company agrees to use commercially reasonable efforts to register or qualify the Registrable Securities by the time the applicable Registration Statement is declared effective by the Commission under all applicable state securities or “blue sky” laws of such jurisdictions as any Holder may reasonably request in writing, to keep each such registration or qualification effective during the period such Registration Statement is required to be kept effective pursuant to this Agreement or during the period offers or sales are being made by Holder after delivery of a Registration Notice to the Company, whichever is shorter, and to do any and all other similar acts and things which may be reasonably necessary or advisable to enable Holder to consummate the disposition of the Registrable Securities owned by Holder in each such jurisdiction; provided, however, that the Company shall not be required to (i) qualify generally to do business in any jurisdiction or to register as a broker or dealer in such jurisdiction where it would not otherwise be required to qualify but for this Agreement, (ii) take any action that would cause it to become subject to any taxation in any jurisdiction where it would not otherwise be subject to such taxation, or (iii) take any action that would subject it to the general service of process in any jurisdiction where it is not now so subject

3.4           Obligations of the Company. When the Company is required to effect the registration of Redemption Shares under the Act pursuant to Section 3.1 of this Agreement, subject to Section 3.2 hereof, the Company shall:

(a)           prepare and file with the Commission (as soon as reasonably practicable after receiving the Registration Notice, and in any event within sixty (60) days after receipt of such Registration Notice) the requisite Registration Statement to effect such registration, which Registration Statement shall comply as to form in all material respects with the requirements of the applicable form and include all financial statements required by the Commission to be filed therewith, and the Company shall use commercially reasonable efforts to cause such Registration Statement to become effective; provided, however, that before filing a Registration Statement or Prospectus or any amendments or supplements thereto, or comparable statements under securities or “blue sky” laws of any jurisdiction, the Company shall (i) provide each Holder with an adequate and appropriate opportunity to participate in the preparation of such Registration Statement and each Prospectus included therein (and each amendment or supplement thereto or comparable statement) to be filed with the Commission, and (ii) not file any such Registration Statement or Prospectus (or amendment or supplement thereto or comparable statement) with the Commission to which any Holder shall have reasonably objected on the grounds that such filing does not comply in all material respects with the requirements of the Act or of the rules or regulations thereunder;

(b)           prepare and file with the Commission such amendments and supplements as to the Registration Statement and the Prospectus used in connection therewith as may be necessary (i) to keep such Registration Statement effective, and (ii) to comply with the provisions of the Act with respect to the disposition of the Redemption Shares covered by such Registration Statement, in each case for such time as is contemplated in Section 3.1(a) above; provided, that in any event the period need not extend beyond nine (9) months from the effective date of the Registration Statement;

(c)           furnish, without charge, to the Holders of the securities covered by the Registration Statement, such number of copies of the Registration Statement, each amendment and supplement thereto (in each case including all exhibits), and the Prospectus included in such Registration Statement (including each preliminary Prospectus) in conformity with the requirements of the Act, and other documents, as the Holders may reasonably request in order to facilitate the public sale or other disposition of the Redemption Shares owned by the Holders;

(d)           promptly notify the Holders of securities covered by the Registration Statement: (i) when the Registration Statement, any pre-effective amendment, the Prospectus or any prospectus supplement related thereto or posteffective amendment to the Registration Statement has been filed, and, with respect to the Registration Statement or any post-effective amendment, when the same has become effective, (ii) of any request by the Commission or any state securities or blue sky authority for amendments or supplements to the Registration Statement or the Prospectus related thereto or for additional information, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation or threat of any proceedings for that purpose, and (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification of any Redemption Shares for sale under the securities or “blue sky” laws of any jurisdiction or the initiation of any proceeding for such purpose;

(e)           following receipt of a Registration Notice and thereafter until the sooner of completion, abandonment or termination of the offering or sale contemplated thereby and the expiring of the period during which the Company is required to maintain the effectiveness of the related Registration Statement as set forth in Section 3.1 (a) above, promptly notify the Holders of securities covered by the Registration Statement: (i) of the existence of any fact of which the Company is aware or the happening of any event which has resulted in (A) the Registration Statement, as then in effect, containing an untrue statement of a material fact or omitting to state a material fact required to be stated therein or necessary to make any statements therein not misleading, or (B) the Prospectus included in such Registration Statement containing an untrue statement of a material fact or omitting to state a material fact required to be stated therein or necessary to make any statements therein, in the light of the circumstances under which they were made, not misleading, and (ii) of the Company’s reasonable determination that a post-effective amendment to a Registration Statement would be appropriate or that there exist circumstances not yet disclosed to the public which make further sales under such Registration Statement inadvisable pending such disclosure and posteffective amendment; and, if the notification relates to any event described in either of the clauses (i) or (ii) of this Section 3.4(e), subject to Section 3.2 above, at the request of the Holders, the Company shall prepare and furnish to the Holders of securities covered by the Registration Statement, a reasonable number of copies of a supplement or post-effective amendment to such Registration Statement or related Prospectus or any document incorporated therein by reference or file any other required document so that (1) such Registration Statement shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and (2) as thereafter delivered to the purchasers of the Redemption Shares being sold thereunder, such Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(f)            make available for reasonable inspection by the Holders and any attorney, accountant or other agent retained by any Holder, material financial and other relevant information concerning the business and operations of the Company and the properties of the Company and any subsidiaries thereof as may be in existence at such time as shall be necessary to enable them to conduct a reasonable investigation within the meaning of the Act, and cause the Company’s officers, directors and employees to supply such relevant information as may be reasonably requested by any such parties in connection with such Registration Statement; provided, however, that, if the Holders or any of their advisors or agents request any information that the Company determines to be confidential or non-public, the Company shall be entitled to condition access to that information upon the Holders and each other recipient of such information having entered into a confidentiality agreement with the Company in form and substance satisfactory to the Company acting reasonably, pursuant to which each such recipient agrees to maintain that information as confidential and use it solely for the purposes of exercising rights under this Agreement, and provided further, that the Company shall not be required to disclose any information subject to the attorney-client or attorney work product privilege if and to the extent such disclosure would constitute a waiver of such privilege;

(g)           use commercially reasonable efforts to cause all such Redemption Shares to be listed on the national securities exchange on which the Common Shares are then listed, if the listing of Redemption Shares is then permitted under the rules of such national securities exchange; and

(h)           if requested by any Holder participating in the offering of Registrable Securities, incorporate in a prospectus supplement or post-effective amendment such information concerning the Holder or the intended method of distribution as the Holder reasonably requests to be included therein and as is appropriate in the reasonable judgment of the Company, including, without limitation, information with respect to the number of Redemption Shares being sold, the purchase price being paid therefore and any other material terms of the offering of the Redemption Shares to be sold in such offering; provided, however, that the Company shall not be obligated to include in any such prospectus supplement or post-effective amendment any requested information that is unreasonable in scope compared with the Company’s most recent prospectus or prospectus supplement used in connection with a primary or secondary offering of equity securities by the Company.

3.5           Indemnification by the Company. The Company agrees to indemnify and hold harmless each Holder and each person, if any, who controls any Holder within the meaning of Section 15 of the Act or Section 20 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and any of their officers, directors, employees or representatives as follows:

(i)            against any and all loss, liability, claim, damage, judgment and expense whatsoever, as incurred, arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement (or any amendment thereto) pursuant to which the Registrable Securities were registered under the Act, including all documents incorporated therein by reference, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Prospectus (or any amendment or supplement thereto), including all documents incorporated therein by reference, or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(ii)           against any and all loss, liability, claim, damage, judgment and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, if such settlement is effected with the written consent of the Company; and

(iii)          against any and all expense whatsoever, as incurred (including reasonable fees and disbursements of counsel), reasonably incurred in investigating, preparing or defending against any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, in each case whether or not a party, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under subparagraph (i) or (ii) above;

provided, however, that the indemnity provided pursuant to this Section 3.5 does not apply to any Holder with respect to any loss, liability, claim, damage, judgment or expense to the extent arising out of (A) any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by such Holder expressly for use in the Registration Statement (or any amendment thereto) or the Prospectus (or any amendment or supplement thereto), or (B) any Holder’s failure to deliver an amended or supplemental Prospectus provided to the Holder by the Company if such loss, liability, claim, damage, judgment or expense would not have arisen had such delivery occurred.

3.6           Indemnification by Holder. Each Holder of securities covered by a Registration Statement (and each permitted assignee of such Holder, on a several basis) severally and not jointly agrees to indemnify and hold harmless the Company, and each of its trustees/directors and officers (including each trustee/director and officer of the Company who signed a Registration Statement), and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, as follows:

(i)            against any and all loss, liability, claim, damage, judgment and expense whatsoever, as incurred, arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement (or any amendment thereto) pursuant to which Registrable Securities of such Holder were registered under the Act, including all documents incorporated therein by reference, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Prospectus (or any amendment or supplement thereto), including all documents incorporated therein by reference, or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(ii)           against any and all loss, liability, claim, damage, judgment and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, if such settlement is effected with the written consent of the Holder; and

(iii)          against any and all expense whatsoever, as incurred (including reasonable fees and disbursements of counsel), reasonably incurred in investigating, preparing or defending against any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, in each case whether or not a party, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under subparagraph (i) or (ii) above;

provided, however, that the indemnity provided pursuant to this Section 3.6 shall only apply with respect to any loss, liability, claim, damage, judgment or expense to the extent arising out of (A) any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by such Holder expressly for use in the Registration Statement (or any amendment thereto) or the Prospectus (or any amendment or supplement thereto), or (B) any Holder’s failure to deliver an amended or supplemental Prospectus provided to the Holder by the Company if such loss, liability, claim, damage or expense would not have arisen had such delivery occurred. Notwithstanding the provisions of this Section 3.6, a Holder and any permitted assignee shall not be required to indemnify the Company, its officers, trustees/directors or control persons with respect to any amount in excess of the amount of the total proceeds to the Holder or such permitted assignee, as the case may be, from sales of the Registrable Securities of the Holder under the Registration Statement.

3.7           Conduct of Indemnification Proceedings. An indemnified party hereunder shall give reasonably prompt notice to the indemnifying party of any action or proceeding commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify the indemnifying party (i) shall not relieve it from any liability which it may have under the indemnity agreement provided in Section 3.5 or 3.6 above, unless and only to the extent it did not otherwise learn of such action and the lack of notice by the indemnified party results in the forfeiture by the indemnifying party of substantial rights and defenses, and (ii) shall not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided under Section 3.5 or 3.6 above. If the indemnifying party so elects within a reasonable time after receipt of such notice, the indemnifying party may assume the defense of such action or proceeding at such indemnifying party’s own expense with counsel chosen by the indemnifying party and approved by the indemnified party, which approval shall not be unreasonably withheld; provided’, however, that the indemnifying party will not settle any such action or proceeding without the written consent of the indemnified party unless, as a condition to such settlement, the indemnifying party secures the unconditional release of the indemnified party; and provided further, that, if the indemnified party reasonably determines that a conflict of interest exists where it is advisable for the indemnified party to be represented by separate counsel or that, upon advice of counsel, there may be legal defenses available to it which are different from or in addition to those available to the indemnifying party, then the indemnifying party shall not be entitled to assume such defense and the indemnified party shall be entitled to separate counsel at the indemnifying party’s expense. If the indemnifying party is not entitled to assume the defense of such action or proceeding as a result of the second proviso to the preceding sentence, the indemnifying party’s counsel shall be entitled to conduct the indemnifying party’s defense and counsel for the indemnified party shall be entitled to conduct the defense of the indemnified party, it being understood that both such counsel will cooperate with each other to conduct the defense of such action or proceeding as efficiently as possible. If the indemnifying party is not so entitled to assume the defense of such action or does not assume such defense, after having received the notice referred to in the first sentence of this paragraph, the indemnifying party will pay the reasonable fees and expenses of counsel for the indemnified party. In such event, however, the indemnifying party will not be liable for any settlement effected without the written consent of the indemnifying party. If an indemnifying party is entitled to assume, and assumes, the defense of such action or proceeding in accordance with this paragraph, the indemnifying party shall not be liable for any fees and expenses of counsel for the indemnified party incurred thereafter in connection with such action or proceeding.

3.8           Contribution. In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in Sections 3.5 and 3.6 above is for any reason held to be unenforceable by the indemnified party although applicable in accordance with its terms, the Company and the relevant Holder shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by such indemnity agreement incurred by the Company and the Holder, (i) in such proportion as is appropriate to reflect the relative fault of and benefits to the Company on the one hand and the Holder on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities, or expenses or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative fault of, but also the relative benefits to, the Company on the one hand and the Holder on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits to the indemnifying party and indemnified party shall be determined by reference to, among other things, the total proceeds received by the indemnifying party and indemnified party in connection with the offering to which such losses, claims, damages, liabilities or expenses relate. The relative fault of the indemnifying party and indemnified party shall be determined by reference to, among other things, whether the action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, the indemnifying party or the indemnified party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action.

The parties hereto agree that it would not be just or equitable if contribution pursuant to this Section 3.8 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 3.8, a Holder shall not be required to contribute any amount in excess of the amount of the total proceeds to the Holder from sales of the Registrable Securities of such Holder under the Registration Statement.

Notwithstanding the foregoing, no person guilty of fraudulent misrepresentation (within the meaning of Section 11 (f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 3.8, each person, if any, who controls a Holder within the meaning of Section 15 of the Act shall have the same rights to contribution as the Holder, and each trustee/director of the Company, each officer of the Company who signed a Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Act shall have the same rights to contribution as the Company.

4.               EXPENSES

The Company shall pay all expenses incident to the performance by the Company of its registration obligations under Sections 2 and 3 above, including (i) all stock exchange, Commission and state securities registration, listing and filing fees, (ii) all expenses incurred in connection with the preparation, printing and distribution of any Issuer Registration Statement or Registration Statement and Prospectus, and (iii) fees and disbursements of counsel for the Company and of the independent public accountants of the Company. Each Holder shall be responsible for the payment of any brokerage and sales commissions, fees and disbursements of the Holder’s counsel, accountants and other advisors, and any transfer taxes relating to the sale or disposition of the Registrable Securities by such Holder pursuant to this Agreement.

5.               RULE 144 COMPLIANCE

The Company covenants that it will use its best efforts to timely file the reports required to be filed by the Company under the Act and the Exchange Act so as to enable each Holder to sell Registrable Securities pursuant to Rule 144 under the Act. In connection with any sale, transfer or other disposition by a Holder of any Registrable Securities pursuant to Rule 144 under the Act, the Company shall cooperate with the Holder to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any Securities Act legend, and enable certificates for such Registrable Securities to be for such number of shares and registered in such names as Holder may reasonably request at least ten (10) Business Days prior to any sale of Registrable Securities hereunder.

6.               MISCELLANEOUS

6.1           Integration, Amendment. This Agreement constitutes the entire agreement among the parties hereto with respect to the matters set forth herein and supersedes and renders of no force and effect all prior oral or written agreements, commitments and understandings among the parties with respect to the matters set forth herein. Except as otherwise expressly provided in this Agreement, no amendment, modification or discharge of this Agreement shall be valid or binding unless set forth in writing and duly executed by the Company and each Holder against whom such amendment, modification or discharge is sought to be enforced.

6.2           Waivers. No waiver by a party hereto shall be effective unless made in a written instrument duly executed by the party against whom such waiver is sought to be enforced, and only to the extent set forth in such instrument. Neither the waiver by any of the parties hereto of a breach or a default under any of the provisions of this Agreement, nor the failure of any of the parties, on one or more occasions, to enforce any of the provisions of this Agreement or to exercise any right or privilege hereunder shall thereafter be construed as a waiver of any subsequent breach or default of a similar nature, or as a waiver of any such provisions, rights or privileges hereunder.

6.3           Assignment; Successors and Assigns. This Agreement and the rights granted hereunder may not be assigned by any Holder without the written consent of the Company; provided, however, that a Holder may assign its rights and obligations hereunder, to a transferee in connection with a transfer of some or all of such Holder’s Units in accordance with the terms of the Partnership Agreement, if such transferee agrees in writing to be bound by all of the provisions hereof. This Agreement shall inure to the benefit of and be binding upon of all of the parties hereto and their respective successors and permitted assigns.

6.4           Notices. All notices called for under this Agreement shall be in writing and shall be deemed given upon receipt if delivered personally or by facsimile transmission and followed promptly by mail, or mailed by registered or certified mail (return receipt requested), postage prepaid, to the parties at the addresses set forth in Schedule A hereto, or to any other address or addressee as any party entitled to receive notice under this Agreement shall designate, from time to time, to others in the manner provided in this Section 6.4 for the service of notices; provided, however, that notices of a change of address shall be effective only upon receipt thereof. Any notice delivered to the party hereto to whom it is addressed shall be deemed to have been given and received on the day it was received; provided, however, that if such day is not a Business Day, then the notice shall be deemed to have been given and received on the Business Day next following such day and if any party rejects delivery of any notice attempted to be given hereunder, delivery shall be deemed given on the date of such rejection. Any notice sent by facsimile transmission shall be deemed to have been given and received on the Business Day next following the transmission.

6.5           Specific Performance. The parties hereto acknowledge that the obligations undertaken by them hereunder are unique and that there would be no adequate remedy at law if any party fails to perform any of its obligations hereunder, and accordingly agree that each party, in addition to any other remedy to which it may be entitled at law or in equity, shall be entitled to (i) compel specific performance of the obligations, covenants and agreements of any other party under this Agreement in accordance with the terms and conditions of this Agreement and (ii) obtain preliminary injunctive relief to secure specific performance and to prevent a breach or contemplated breach of this Agreement in any court of the United States or any State thereof having jurisdiction.

6.6           Governing Law. This Agreement, the rights and obligations of the parties hereto, and any claims or disputes relating thereto, shall be governed by and construed in accordance with the laws of the State of New York, but not including the choice of law rules thereof.

6.7           Headings. Section and subsection headings contained in this Agreement are inserted for convenience of reference only, shall not be deemed to be a part of this Agreement for any purpose, and shall not in any way define or affect the meaning, construction or scope of any of the provisions hereof.

6.8           Pronouns. All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, neuter, singular or plural, as the identity of the person or entity may require.

6.9           Execution in Counterparts. To facilitate execution, this Agreement may be executed in as many counterparts as may be required. It shall not be necessary that the signature of or on behalf of each party appears on each counterpart, but it shall be sufficient that the signature of or on behalf of each party appears on one or more of the counterparts. All counterparts shall collectively constitute a single agreement. It shall not be necessary in any proof of this Agreement to produce or account for more than a number of counterparts containing the respective signatures of or on behalf of all of the parties.

6.10         Severability. If fulfillment of any provision of this Agreement, at the time such fulfillment shall be due, shall transcend the limit of validity prescribed by law, then the obligation to be fulfilled shall be reduced to the limit of such validity; and if any clause or provision contained in this Agreement operates or would operate to invalidate this Agreement, in whole or in part, then such clause or provision only shall be held ineffective, as though not herein contained, and the remainder of this Agreement shall remain operative and in full force and effect.

Signatures on following page

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be duly executed on its behalf as of the date first herein above set forth.

VORNADO REALTY TRUST

By:	/s/ Joseph Macnow
Name: Joseph Macnow
Title: Executive Vice President
Finance and Administration

ROBERT H. SMITH,
as a Representative of the Holders

By:	/s/ Robert H. Smith
Name: Robert H. Smith

ROBERT P. KOGOD,
as a Representative of the Holders

By:	/s/ Robert P. Kogod
Name: Robert P. Kogod

SCHEDULE A

Name of Holder	Address	Class A Units
Jean G. Bosser Revocable Trust dated October 28, 2005	4922A St. Elmo Avenue Bethesda, MD 20814 Attn: Jack C. Sando, Esq.	57,813
The Bradley Trust	c/o Charles E. Smith Management, Inc. 2345 Crystal Drive Suite 1100 Arlington, VA 22202 Attn: N. Lomascolo	54,269
The Burning Tree Trust	c/o Charles E. Smith Management, Inc. 2345 Crystal Drive Suite 1100 Arlington, VA 22202 Attn: N. Lomascolo	48,448
Carpenter, Carol T.	888 Boulevard of the Arts #1208 Sarasota, FL 34236-4852	25,284
Charles E. Smith Companies Employees Retirement Plan for Charles E. Smith Management, Inc.	c/o Michelle McBride 2345 Crystal Drive Suite 1000 Arlington, VA 22202	2,786
Kay, Marvin L.	5610 Wisconsin Avenue #1403 Chevy Chase, Maryland 20815	62,464
Kirstein, Andrea	3282 N Street, N.W. Washington, DC 20007	20,821
Kirstein, Kathryn	5255 N.E. 23rd Avenue Portland, OR 97211	20,821
Kirstein, Kerry	415 N. Cleveland Street Arlington, VA 23185-3779	20,821
Kirstein, Lee G.	7005 Deep Creek Court Bethesda, MD 20817	62,465
Kogod, Lauren Sue	c/o Charles E. Smith Management, Inc. 2345 Crystal Drive Suite 1100 Arlington, VA 22202 Attn: N. Lomascolo	9,842
Kogod, Leslie Susan	c/o Charles E. Smith Management, Inc. 2345 Crystal Drive Suite 1100 Arlington, VA 22202 Attn: N. Lomascolo	9,842
Kogod, Stuart	c/o Charles E. Smith Management, Inc. 2345 Crystal Drive Suite 1100 Arlington, VA 22202 Attn: N. Lomascolo	9,842
Lyon, John W.	Parking Management Inc. 1725 De Sales Street, N.W. Suite 300 Washington, DC 20036	46,628

Shannon, Catherine C.	4101 Cathedral Avenue, N.W. Apt. 1104 Washington, DC 20036	11,754
RCS-DBS-I, LLC (as assignee from David Bruce Smith)	2345 Crystal Drive Suite 1100 Arlington, VA 22202	42,670
Blankstein, Mitchell	c/o Parking Management Inc. 1725 De Sales Street, N.W. Suite 300 Washington, DC 20036	12,290
Allaun, Madeleine E.	5700 Williamsburg Landing Drive Apt. 218 Williamsburg, VA 23185-3779	7,182
Smith, Michelle	c/o Charles E. Smith Management, Inc. 2345 Crystal Drive Suite 1100 Arlington, VA 22202 Attn: N. Lomascolo	2,663
Archstone-Smith Trust 401K Savings Plan	c/o Terry Cooper 9200 East Panorama Circle, Ste. 400 Englewood, CO 80112	6,799
Eva E. Koubek Revocable Trust	3903 Ivy Terrace Ct. N.W. Washington, DC 20007-2138	84,221
Emcor Facilities Services/ CES 401K Plan	c/o Kristin A. Windhausen 320 23rd St., Suite 100 Arlington, VA 22202	1,456
Smith Management Construction, Inc. 401K Plan	8180 Greensboro Dr. Suite 800 McLean, VA 22102	2,147